EXHIBIT  10.2

                                                  CONFORMED

                   NORTEK, INC. and RICHARD L. BREADY
                           EMPLOYMENT AGREEMENT

                              Amendment No. 1



     The Employment Agreement between Nortek, Inc. and Richard L. Bready dated as of February 26, 1997 is hereby amended by restating subpart (ii) of
Section 6(a) in its entirety as follows:

          "(ii) There occurs a change of control of Employer of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act or in any other filing under the Exchange Act; provided, however, that a transaction shall not be deemed to be a Change of Control as to Employee if the Person acquiring control is or is an affiliate of Employee."

   IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of June 13, 1997.

ATTEST                             NORTEK, INC.



/s/ Kevin W. Donnelly              /s/ Richard J. Harris
Secretary                          Richard J. Harris
                                   Vice President and Treasurer



WITNESS:



/s/ Donna Z. Laflamme              /s/ Richard L. Bready
Employee                               Richard L. Bready,